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                                                                    EXHIBIT 23.1

               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


         As independent certified public accountants, we hereby consent to the incorporation by reference in the Registration Statement on Form S-8 filed on October 21, 1998, file no. 333-65961, of TMI Holdings, Inc. of our report dated February 12, 2002 included in this Form 10-KSB for the fiscal year ended December 30, 2001 of TMI Holdings, Inc.



/s/ Berkowitz Dick Pollack & Brant LLP

Miami, Florida,
March 29, 2002